UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  MARCH 6, 2014

DISCOUNT COUPONS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Florida	333-183521	27-236124
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

 5584 Rio Vista Drive, Clearwater, Florida 33760

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(727) 324-0161

REGISTRANT’S TELEPHONE NUMBER

Not Applicable

(FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

All correspondence to:

Frederick M. Lehrer, Esquire
Attorney and Counselor at Law
285 Uptown Road, 402
Altamonte Springs, Florida 32701
Office: (321) 972-8060
Email: flehrer@securitiesattorney1.com
Website: www.securitiesattorney1.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Discount Coupons Corporation, a Florida corporation, is referred to herein as “we”, “our” or “us”.

Section 4 – Matters Related to Accountants and Financial Statements

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 6, 2014, the Public Company Accounting Board (“PCAOB”), took the following actions against our auditor, Patrick Rodgers, CPA, PA (“Patrick Rodger”): (a) pursuant to Section 105(c)(4)(E) of the Sarbanes-Oxley Act of 2002 (the “Act’), Patrick Rodgers is censured; (b) pursuant to Section 105 (c)(4)(B) of the Act and PCAOB Rule 5300(a)(2), Patrick Rodgers, is barred from being an associated person of a registered public accounting firm, as that term is defined in Section 2(a)(9) of the Act and PCAOB Rule 1001(p)(i); and (c) pursuant to Section 105(c)(4)(A) of the Act and PCAOB Rule 5300(a)(1), the registration of Patrick Rodgers is revoked.

We provided Patrick Rodgers with a copy of the disclosures it is making in this Current Report on this Form 8-K and requested from Patrick Rodgers a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures

We have approved the engagement of Kingery & Crouse, P.A (“K & C”), as our auditor, effective immediately, and thereby dismissed Patrick Rodgers from that role.

The audit reports of Patrick Rodgers on our consolidated financial statements as of and for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2013 and 2012, and through January 15, 2014, there were no: (i) disagreements with Patrick Rodgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Patrick Rodgers’ satisfaction, would have caused Patrick Rodgers to make reference to the subject matter thereof in its reports for such years; or (ii) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

We provided Patrick Rodgers with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Patrick Rodgers a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of Patrick Rodgers letter dated March 14, 2014 is attached as Exhibit 16.1.

During the years ended December 31, 2012 and December 31, 2011, and subsequent interim periods through the date of this report, we did not consult with K & C regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to us that K & C concluded was an important factor to be considered by us in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or a "reportable event", as such terms are defined in Item 304(a)(1)of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed with this Form 8-K.

16.1	Letter from Patrick Rodgers dated March 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2014

DISCOUNT COUPONS CORP.

/s/ Pat Martin
By: Chief Executive Officer